Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
          This Amendment No. 1 to Second Amended and Restated Credit Agreement (this “Amendment”) is made as of May 6, 2009, by and among the following:
     (i) GIBRALTAR INDUSTRIES, INC., a Delaware corporation (“GII”);
     (ii) GIBRALTAR STEEL CORPORATION OF NEW YORK, a New York corporation (together with GII, collectively, the “Borrowers” and, individually, “Borrower”);
     (iii) the Lenders (as defined in the Credit Agreement referred to below) signatory hereto; and
     (iv) KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
          A. The Borrowers, the Administrative Agent and the Lenders are parties to the Second Amended and Restated Credit Agreement, dated as of August 31, 2007 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
          B. The Borrowers, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof in the manner and to the extent set forth herein.
          C. Each capitalized term used herein and not otherwise defined herein shall have the same meaning set forth in the Credit Agreement.
AGREEMENT:
          In consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders agree as follows:
     1. New Definitions. The following definitions shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
          ““Amendment No. 1” means the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of May 6, 2009, by and among the Borrowers, the Administrative Agent and the Lenders signatory thereto.”
          ““Amendment No. 1 Effective Date” has the meaning given to such term in Amendment No. 1.”

     ““Chrysler Receivable” means an account receivable owed to a Borrower or any Subsidiary generated from the sales of goods or services to Chrysler Corporation and its affiliates and eligible to be sold pursuant to the Supplier Program.”
     ““GM Receivable” means an account receivable owed to a Borrower or any Subsidiary generated from the sales of goods or services to General Motors Corporation and its affiliates and eligible to be sold pursuant to the Supplier Program.”
     ““Lien Priority Agreement” means a lien priority agreement, in substantially the form attached to Amendment No. 1 as Exhibit A, executed and delivered by the Administrative Agent in connection with any Supplier Purchase Agreement and the Supplier Program.”
     ““Supplier Program” means the United States Department of the Treasury Auto Supplier Support Program.”
     ““Supplier Program Receivables” has the meaning provided in Section 7.02(d).”
     ““Supplier Purchase Agreement” means each supplier purchase agreement entered into by a Borrower or a Subsidiary for the purpose of selling GM Receivables or Chrysler Receivables pursuant to the Supplier Program.”
     2. Amendment to Section 7.02. Section 7.02 of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (b), to delete the period at the end of clause (c) and replace it with a semicolon and the word “and,” and to add a new section (d) thereto:
     “(d) Supplier Program Receivables. Notwithstanding anything contained in this Section 7.02 to the contrary, the Borrowers or any Subsidiary may sell GM Receivables or Chrysler Receivables pursuant to the Supplier Program (the “Supplier Program Receivables”), provided, that (i) the consideration received for the Supplier Program Receivables is in cash received in immediately available funds; (ii) the purchase price for any Supplier Program Receivables sold is at least 90% of the face amount of such Supplier Program Receivables (and no other fees or charges are due and payable by any Borrower or any Subsidiary in connection with participation in the Supplier Program); and (iii) any Supplier Purchase Agreement shall be substantially in the form delivered to the Administrative Agent prior to the Amendment No. 1 Effective Date and any other documentation entered into by a Borrower or a Subsidiary shall be upon such terms as reasonably acceptable to the Administrative Agent.”
     3. Amendment to Section 11.12(d). Section 11.12(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(d) To the extent the Required Lenders (or all of the Lenders, as applicable, as shall be required by this Section) waive the provisions of Section 7.02 with respect to the sale, transfer or other disposition of any Collateral, or any Collateral is sold, transferred or disposed of as permitted by Section 7.02, (i) such Collateral shall be sold, transferred or disposed of free and clear of the Liens created by the respective Security Documents; (ii) if such Collateral includes all of the capital stock of a Subsidiary that is a party to the Subsidiary Guaranty or whose stock is pledged pursuant to the Security Agreement, such capital stock shall be released from the Security Agreement and such Subsidiary shall be released from the Subsidiary Guaranty; and (iii) the Administrative Agent shall be authorized to take actions deemed appropriate by it in order to

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effectuate the foregoing, including, without limitation, executing and delivering any Lien Priority Agreement.”
     4. Conditions Precedent. The amendments set forth above shall become effective on the date (the “Amendment No. 1 Effective Date”) that the following conditions are satisfied:
(a) this Amendment has been executed by each Borrower, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;
(b) each Subsidiary Guarantor has executed and delivered to the Administrative Agent the Subsidiary Guarantor Acknowledgment and Agreement attached hereto;
(c) all representations and warranties of the Loan Parties contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of this Amendment, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made;
(d) the Borrowers have satisfied such other conditions as the Administrative Agent may reasonably request relating to the transactions contemplated hereby.
     5. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that: (a) such Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officials executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational documents of such Borrower or any law applicable to such Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and (e) this Amendment constitutes a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
     6. Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.
     7. Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements,

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representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement
     8. Waiver. Each Borrower hereby waives and releases, to the fullest extent permitted by applicable law, the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     9. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     10. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     11. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.
(a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT. Any legal action or proceeding with respect to this Amendment may be brought in the Supreme Court of the State of New York sitting in New York County or in the United States District Court of the Southern District of New York, and, by execution and delivery of this Amendment, each Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.
(b) Each Borrower hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Amendment brought in the courts referred to in Section 11(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.
(c) EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY,

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AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.
(Signature pages follow.)

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          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

GIBRALTAR INDUSTRIES, INC.
By:	/s/ Kenneth W. Smith
	Name:	Kenneth W. Smith
	Title:	Senior Vice President and Chief Financial Officer

GIBRALTAR STEEL CORPORATION OF NEW YORK
By:	/s/ Kenneth W. Smith
	Name:	Kenneth W. Smith
	Title:	Senior Vice President and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
By:	/s/ Mark F. Wachowiak
	Name:	Mark F. Wachowiak
	Title:	Vice President

LENDER:
MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Jonathan Z. Falk
	Name:	Jonathan Z. Falk
	Title:	Vice President

LENDER:
US BANK, NATIONAL ASSOCIATION

By:	/s/ Louis Serio
	Name:	Louis Serio
	Title:	Vice President

LENDER:
PNC BANK, NATIONAL ASSOCIATION

By:	/s/ James F. Stevenson
	Name:	James F. Stevenson
	Title:	Senior Vice President

LENDER:
FIRSTMERIT BANK, N.A.

By:	/s/ Robert G. Morlan
	Name:	Robert G. Morlan
	Title:	Senior Vice President

LENDER:
JPMORGAN CHASE BANK, N.A.

By:	/s/ Thomas C. Strasenburgh
	Name:	Thomas C. Strasenburgh
	Title:	Vice President

LENDER:
HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Peter Leonard
	Name:	Peter Leonard
	Title:	AVP

LENDER:
TRISTATE CAPITAL BANK

By:	/s/ David A. Molnar
	Name:	David A. Molnar
	Title:	Regional President

LENDER:
COMERICA BANK

By:	/s/ Mark Skrzynski
	Name:	Mark Skrzynski
	Title:	Corporate Banking Officer

LENDER:
FIRST NATIONAL BANK OF PENNSYLVANIA

By:	/s/ Jeffrey A. Martin
	Name:	Jeffrey A. Martin
	Title:	Senior Vice President

LENDER:
NATIONAL CITY BANK

By:	/s/ Timothy J. Holmes
	Name:	Timothy J. Holmes
	Title:	Senior Vice President

LENDER:
BANK OF AMERICA, N.A.

By:	/s/ Michael R. Nowicki
	Name:	Michael R. Nowicki
	Title:	Senior Vice President

EXHIBIT A
Lien Priority Agreement
(see attached)

LIEN PRIORITY AGREEMENT
THIS LIEN PRIORITY AGREEMENT is made as of                                          by and between GM Supplier Receivables LLC (“Purchaser”), with an address at                                          and                                          (“Creditor”) with an address at                                          .
RECITALS:
A.	Creditor has loaned, extended credit or otherwise agreed to become a creditor of _________ (“Debtor”) and has received, in connection therewith, a security interest in certain property of Debtor, including accounts receivable owed to Debtor by one or more account debtors including General Motors Corporation, a Delaware corporation (together with its subsidiaries and affiliates, “OEM”) (such receivables, including related security and the proceeds thereof, the “Creditor Receivables”).

B.	Purchaser from time to time wishes to purchase from Debtor and Debtor wishes to sell to Purchaser, per the terms of that certain Supplier Purchase Agreement between Purchaser, Debtor and Citibank, N.A., a national banking association (“Citibank”), certain accounts receivable owed to Debtor by OEM (such receivables, including related security and the proceeds thereof, the “Purchaser Receivables”).

C.	It is the desire and intention of the parties hereto to establish, as between themselves, the priority, operation and effect of the security and other interests of Creditor and Purchaser in the Creditor Receivables (including, without limitation, the Purchaser Receivables).

D.	Debtor, Purchaser and OEM are participating in the United States Department of the Treasury (“UST”) Auto Supplier Support Program, certain terms of which are outlined in Annex A hereto (the “Program Terms”).
     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:
1.	Creditor hereby consents to the sale by Debtor and purchase by Purchaser, from time to time, of the Purchaser Receivables.

2.	Effective upon the purchase by Purchaser of the Purchaser Receivables, Creditor agrees that the security interest of Creditor in the Purchaser Receivables is hereby released automatically and without further action by Creditor or Debtor. If for any reason such purchase of Purchaser Receivables by Purchaser is judicially re-characterized as a grant of collateral by Debtor to secure a financing, then Creditor agrees that its interest in the Purchaser Receivables is hereby made subordinate, junior and inferior, and postponed in priority, operation and effect, to the security interest of Purchaser in such Purchaser Receivables. Purchaser agrees that any interest it may have in Creditor Receivables (other than Purchaser Receivables) is hereby made subordinate, junior and inferior, and postponed in priority, operation and effect, to the security interest of Creditor in the Creditor Receivables.

3.	The priority and release in the Creditor Receivables and Purchaser Receivables set forth above are notwithstanding the operation or provisions of applicable law, the time, order or method of attachment or perfection of security interests or the time and order of filing of financing statements or any other liens held by the parties, whether under the Uniform Commercial Code or other applicable law.

4.	Creditor and Purchaser agree that neither shall challenge, contest, or join or support any other person in challenging or contesting, whether directly or indirectly, the validity, perfection, priority or enforceability of the other party’s security interest in the Purchaser Receivables or the Creditor Receivables, as applicable, in a manner inconsistent with this Agreement.

5.	Purchaser agrees to immediately turn or pay over to Creditor any amounts that may come into its possession that derive from Creditor Receivables other than Purchaser Receivables, Creditor agrees to immediately turn or pay over to Purchaser any amounts that may come into its possession that derive from Purchaser Receivables. Except as set forth above, neither party shall have any other duty or obligation of any other nature, including with respect to the attachment or creation of any other parry’s security interest or any credit decisions of such other party with respect to Debtor. Creditor acknowledges that Purchaser and Debtor have business relationships in addition to the purchase and sale of the Purchaser Receivables.

6.	This Agreement shall remain in effect for as long as the Supplier Purchaser Agreement between Purchaser, Debtor and Citibank remains in effect or amounts remain outstanding with respect to Purchaser Receivables purchased by Purchaser, whichever is later (including during a bankruptcy proceeding involving Debtor). This Agreement will be binding upon and inure to the benefit of Creditor and Purchaser and their respective successors and assigns.

7.	All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may agree. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party’s address set forth above or to such other address as any party may give to the other in writing for such purpose in accordance with this Section.

8.	This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

9.	This Agreement may be executed in any number of counterparts, which taken together shall constitute a single copy of this Agreement.

10.	This Agreement is governed by the laws of the State of New York. Purchaser and Creditor agree that any New York State or Federal court sitting in New York City shall have non-exclusive jurisdiction to settle any dispute in connection with this Agreement, and the parties hereby submit to the jurisdiction of those courts. Purchaser and Creditor each waive any right to immunity from jurisdiction to which it may be entitled (including, to the extent applicable, immunity from pre- and post-judgment attachment and execution.)

11.	As additional collateral for loans received pursuant to the Program Terms, the Purchaser has collaterally assigned this Agreement to UST. The Creditor hereby acknowledges and consents to such assignment.
IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first above written.

GM SUPPLIER RECEIVABLES LLC

By:		By

	Print Name:		Print Name:
	Title:		Title:
	Phone:		Phone:

SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND AGREEMENT
          Each of the undersigned (collectively, the “Subsidiary Guarantors” and, individually, “Subsidiary Guarantor”) consents and agrees to and acknowledges the terms of the foregoing Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of May 6, 2009 (the “Amendment”). Each Subsidiary Guarantor specifically acknowledges the terms of and consents to the amendments set forth in the Amendment. Each Subsidiary Guarantor further agrees that its obligations pursuant to the Subsidiary Guaranty shall remain in full force and effect and be unaffected hereby.
          Each Subsidiary Guarantor hereby waives and releases, to the fullest extent permitted by applicable law, the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, offsets, defenses, and counterclaims of which any of the Subsidiary Guarantors is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
          EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND AGREEMENT OR THE AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH SUBSIDIARY GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.
(Signature page follows.)

          IN WITNESS WHEREOF, this Subsidiary Guarantor Acknowledgment and Agreement has been duly executed and delivered as of the date of the Amendment.

AIR VENT INC., as a Guarantor
ALABAMA METAL INDUSTRIES
     CORPORATION, as a Guarantor
APPLETON SUPPLY CO., INC., as a Guarantor
CLEVELAND PICKLING, INC., as a Guarantor
CONSTRUCTION METALS, LLC, as a Guarantor
DIAMOND PERFORATED
     METALS, INC., as a Guarantor
DRAMEX INTERNATIONAL INC., as a Guarantor
FLORENCE CORPORATION, as a Guarantor
FLORENCE CORPORATION
     OF KANSAS, as a Guarantor
GIBRALTAR INTERNATIONAL, INC., as a Guarantor
GIBRALTAR OF PENNSYLVANIA, INC., as a Guarantor
GIBRALTAR STRIP STEEL, INC., as a Guarantor
HOME IMPRESSIONS, INC., as a Guarantor
K & W METAL FABRICATORS, LLC, as a Guarantor
NOLL/NORWESCO, LLC, as a Guarantor
SEA SAFE, INC., as a Guarantor
SOLAR GROUP, INC., as a Guarantor
SOLAR OF MICHIGAN, INC., as a Guarantor
SOUTHEASTERN METALS MANUFACTURING
     COMPANY, INC., as a Guarantor
UNITED STEEL PRODUCTS
     COMPANY, INC., as a Guarantor

By:	/s/ Kenneth W. Smith
	Name:	Kenneth W. Smith
	Title:	Senior Vice President and Chief Financial Officer